UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2021

Primo Water Corporation

(Exact name of registrant as specified in its charter)

Ontario	001-31410	98-0154711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Corporate Center III 4221 W. Boy Scout Blvd., Suite 400 Tampa, Florida, United States	33607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 313-1732

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares without nominal or par value	PRMW	New York Stock Exchange
	PRMW	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On August 5, 2021, Primo Water Corporation (the “Company”) issued a press release reporting financial results for the second quarter ended July 3, 2021. A copy of the press release is furnished herewith under the Securities Exchange Act of 1934, as amended, as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 2.02 as if fully set forth herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 3, 2021, the Board of Directors (the “Board”) of the Company appointed Archana Singh to serve as a member of the Board, effective immediately, until her successor is duly elected and qualified or until her earlier resignation or removal. Ms. Singh will serve on the Human Resources and Compensation Committee of the Board.

Ms. Singh’s compensation for her services as a director will be consistent with that of the Company’s other non-employee directors, as described in the Company’s annual proxy statement filed with the Securities and Exchange Commission on March 25, 2021.

There is no arrangement or understanding between Ms. Singh and any other persons or entities pursuant to which Ms. Singh was appointed to the Board. There are no transactions in which Ms. Singh has an interest requiring disclosure under Item 404(a) of Regulation S-K.

On August 4, 2021, the Company issued a press release announcing the appointment of Ms. Singh. A copy of the press release is filed herewith as Exhibit 99.2 to this report.

Item 8.01.	Other Events

On August 5, 2021, the Company announced that the Board declared a dividend of US$0.06 per common share, payable in cash on September 2, 2021 to shareowners of record at the close of business on August 19, 2021.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Primo Water Corporation, dated August 5, 2021 (furnished herewith).

99.2	Press Release of Primo Water Corporation, dated August 4, 2021.

104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Primo Water Corporation
(Registrant)

August 5, 2021

	By:	/s/ Marni Morgan Poe
Marni Morgan Poe
Chief Legal Officer and Secretary